SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

        In January 2016, the Company closed an offering of 500,000 common shares and received net proceeds of approximately $13.6 million from this offering, after deducting discounts and commissions but before offering expenses.

        In January 2016, the Company closed on a tax equity investment commitment with GE (NYSE: GE) unit GE Energy Financial Services for the 75 megawatt (MWac) Astoria 2 solar power project. The Company also closed a debt facility for the Astoria 2 project, currently under construction in California. The Company will be the managing member of the Astoria 2 solar power project and plans to own and operate the facility. The led club including NORD/LB, Rabobank, Key Bank, and CIT Bank will provide project-level construction debt, a letter of credit facility and a back-leveraged term loan facility, totaling approximately $180 million.

        In January 2016, the Company bought back $15 million convertible notes at weighted average price of $85.13 per $100 par value.

        On January 28, 2016, the Company signed a $60.0 million loan facility agreement with International Finance Corporation ("IFC"), a member of World Bank Group, to fund the construction of the Company's solar cell and module production facilities in Vietnam and other countries approved by IFC. The loan facility will expire in June 2020. On the same day, the Company signed a subscription agreement with IFC pursuant to which IFC agreed to subscribe 529,661 of the Company's common shares at $18.88 per share. The subscription was completed in February 2016.